Exhibit 99.5

CONSENT

I, Steven J. Demetriou, hereby consent to being named as a person who will become a director of IMCO Recycling Inc. (“IMCO”) in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by IMCO on July 21, 2004.

Dated: July 21, 2004

By:    /s/    Steven J. Demetriou

Name: Steven J. Demetriou